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                                     $125,000,000

                                OCWEN CAPITAL TRUST I

                                __% Capital Securities

                                UNDERWRITING AGREEMENT

                                                              August __, 1997

Lehman Brothers Inc.
Friedman, Billings, Ramsey & Co., Inc.
Morgan Stanley & Co. Incorporated
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         Ocwen Capital Trust I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule 1 hereto (the "Underwriters") ________ of its __% Capital Securities, liquidation amount $1,000 per Capital Security (the "Capital Securities"). Because NASD Regulation, Inc. (the "NASD") views the Capital Securities offered under the Registration Statements (as defined herein) as interests in a direct participation program, the offering is being made in compliance with Rule 2810 of the NASD Conduct Rules. Offers and sales of the Capital Securities will be made only to (i) "qualified institutional buyers," as defined in Rule 144A under the Securities Act, and (ii) institutional "accredited investors," as defined in Rule 501(a)(1)-(3) of Regulation D under the Securities Act.

         The Capital Securities will be guaranteed by Ocwen Financial Corporation (the "Company") with respect to distributions and amounts payable upon liquidation or redemption (the "Guarantee"), to the extent set forth in the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Company and The Chase Manhattan Bank, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities. The proceeds from the sale of the Capital Securities to the Underwriters will be aggregated with the entire proceeds from the sale by the Trust to the Company of the common securities of the Trust (the "Common Securities") and will be used by the Trust to purchase the ___% Junior Subordinated Debentures due 2027 (the "Debentures") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as Depositor, the trustees named therein (the "Trustees") and the holders from time to time of the Capital

Securities and the Common Securities, which represent undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to a Junior Subordinated Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Debenture Trustee"). The Capital Securities, the Guarantee and the Debentures are collectively referred to herein as the "Offered Securities". This Agreement, the Indenture, the Declaration and the Guarantee Agreement are referred to collectively as the "Operative Documents".

         1. Representations, Warranties and Agreements of the Company. Each of the Trust and the Company, jointly and severally, represents, warrants and agrees that:

              (a) A registration statement on Form S-1, and amendments thereto, with respect to the Capital Securities has (i) been prepared by the Trust and the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form S-1 with respect to the Capital Securities (i) may also be prepared by the Trust and the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendments to such registration statement, together with the form of any such second registration statement, have been delivered by the Trust and the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Trust and the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended, at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration

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         Statements" means both the Primary Registration Statement and any
         Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

              (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Trust and the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

              (c) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares and as set forth in the Registration Statements and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the Company is a savings and loan holding company duly registered under the Home Owners' Loan Act, as amended ("HOLA"), and duly organized and validly existing under the laws of the state of Florida, with full power and authority to own its properties and conduct its business as described in the Registration Statements and the Prospectus, and to execute and deliver this Agreement; the Company owns, directly or indirectly, beneficially and of record 100% of the outstanding shares of capital stock of Ocwen Federal Bank FSB (the "Bank"); the Bank is a federal savings bank duly organized and validly existing under the laws of the United States with full power and authority to own its properties and conduct its business

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         as described in the Registration Statements and the Prospectus; the
         Bank is a member in good standing of the Federal Home Loan Bank System; the savings accounts of depositors in the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to the best of the Company's knowledge, threatened.

              (d) Each of the Company's subsidiaries (as defined in Section
         15) have been duly formed and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation; the Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure singularly or in the aggregate, to be so qualified could have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries (other than the Bank and BCBF, L.L.C. ("BCBF"), each a "Significant Subsidiary" and together the "Significant Subsidiaries") is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

              (e) All of the outstanding beneficial interests of the Trust have been duly authorized and validly issued and are fully paid and nonassessable undivided beneficial interests in the assets of the Trust except as provided in Section [9.1(b)] of the Declaration; the holders of such beneficial interests of the Trust have no preemptive or other rights to acquire Capital Securities or Common Securities; there are no restrictions on transfers of the Capital Securities and the Common Securities except as required under the Securities Act and the Declaration; the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware; and all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (f) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus.

              (g) The Declaration has been duly authorized; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Declaration will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with

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         its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (h) The Guarantee Agreement has been duly authorized; and when the Capital Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Guarantee Agreement will have been duly executed and delivered, assuming due authorization, execution and delivery by the Guarantee Trustee, and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (i) The Capital Securities and the Common Securities conform to the descriptions thereof contained in the Prospectus.

              (j) The Indenture has been duly authorized; and on the Closing Date the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Debenture Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (k) The Debentures have been duly authorized; and when the Debentures are executed by the Company and delivered on the Closing Date to the Debenture Trustee for authentication in accordance with the Indenture and when authenticated in the manner provided for in the Indenture and delivered against payment therefor, the Debentures will conform to the descriptions thereof contained in the Prospectus and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (l) The execution, delivery and performance of the Operative Documents by the Trust and the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Company or any of the Company's subsidiaries is a party or by which the Trust, the Company or any of the Company's subsidiaries is bound or to which any of the properties or assets of the Trust, the Company or any of the Company's subsidiaries is subject except for such breaches or violations which would not, singularly or in the aggregate, have a material

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         adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Trust, the Company and the Company's subsidiaries, nor will such actions result in any violation of the provisions of the charter (or other organizational document) or by-laws of the Company or any of its subsidiaries, the Declaration or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, the Company or any of the Company's subsidiaries or any of their properties or assets; and except for the registration of the Capital Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Trust or the Company and the consummation of the transactions contemplated thereby.

              (m) There are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Trust or the Company to file a registration statement under the Securities Act with respect to any securities of the Trust owned or to be owned by such person or to require the Trust or the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Trust and the Company under the Securities Act.

              (n) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statements.

              (o) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

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              (p) Price Waterhouse LLP, who have certified certain financial statements of the Company and BCBF, whose reports appear in the Prospectus and who have delivered the initial letter referred to in
         Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

              (q) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others.

              (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either of the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

              (s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

              (t) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, is reasonably likely to have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

              (u) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Registration Statements, the Company has not (i) issued or granted any securities,(ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,(iii) entered into any transaction not in the ordinary course of business or (iv)declared or paid any dividend on its capital stock.

              (v) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A)

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         transactions are executed in accordance with management's
         authorization,(B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets,(C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

              (w) Neither the Company nor any of the Company's subsidiaries is in violation of its charter (or other organizational document) or by-laws; the Trust is not in violation of its certificate of Trust or Declaration; and neither the Trust, the Company nor any of the Company's subsidiaries (i) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

              (x) Neither the Trust nor the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         2. Purchase of the Capital Securities by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Trust agrees to sell $125,000,000 of it's Capital Securities to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the respective liquidation amount of Capital Securities set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Capital Securities shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         The Trust shall not be obligated to deliver any of the certificates evidencing the Capital Securities to be delivered on the Delivery Date (as hereinafter defined) except upon payment for all the Capital Securities to be purchased on the Delivery Date as provided herein.

         3. Offering of Capital Securities by the Underwriters. Upon authorization by the Representatives of the release of the Capital Securities, the several Underwriters propose to offer the Capital Securities for sale upon the terms and conditions set forth in the Prospectus; provided,

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however, that no Capital Securities registered pursuant to the Rule 462(b)
Registration Statement, if any, shall be offered prior to the Effective Time thereof.

         4. Delivery of and Payment for the Capital Securities. Delivery of and payment for the Capital Securities shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York, 10017, at 10:00 A.M., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m. New York City time) full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company and the Trust. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Trust shall deliver or cause to be delivered certificates representing the Capital Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by wire transfer. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the certificates evidencing the Capital Securities shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Capital Securities, the Company shall make the certificates representing the Capital Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

         As compensation for the Underwriters' commitment and in view of the fact that the proceeds of the sale of the Capital Securities and the Common Securities will be used to purchase the Debentures, the Company will pay, on the Closing Date, to the Underwriters a commission of __% of the liquidation amount of the Capital Securities purchased by the Underwriters on the Closing Date by wire transfer to a bank account designated by Lehman Brothers Inc.

         5. Further Agreements of the Company. The Trust and the Company agree:

              (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and to file such Rule 462(b) Registration Statement with the Commission not later than the day following the execution and delivery of this Agreement; to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to provide the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or

                                         9

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         suspending the use of any Preliminary Prospectus or the Prospectus,
         of the suspension of the qualification of the Capital Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To furnish promptly to Lehman Brothers Inc. a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Capital Securities (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

              (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

              (e) Prior to filing with the Commission (i) any amendment to either of the Registration Statements or supplement to the Prospectus or (ii) any Prospectus

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

         pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

              (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the holders of Capital Securities and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

              (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Representatives (i) copies of all materials furnished by the Company to its shareholders generally, (ii) copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automated quotation system upon which the Company's Common Stock may be listed or quoted pursuant to requirements of or agreements with such exchange or system, (iii) copies of all reports filed by the Company with the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder and (iv) copies of the publicly available reports filed by the Bank with the OTS;

              (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Capital Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Capital Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and

              (i) During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Capital Securities, as communicated to the Company by the Representatives, and (ii) 90 days following the Closing Date, the Trust and the Company will not offer, sell, contract to sell or otherwise dispose of any additional securities of the Trust or the Company substantially similar to the Capital Securities or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent of Lehman Brothers Inc., on behalf of the Representatives.

         6. Expenses. The Company agrees to pay all expenses incidental to the performance of its and the Trust's obligations under the Operative Documents, including (a) the costs incident to the authorization, issuance, sale and delivery of the Capital Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of reproducing and distributing the Operative Documents; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Capital Securities; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Capital Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (i) all other costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement; provided that, except as provided in this
Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Capital Securities which they may sell and the expenses of advertising any offering of the Capital Securities made by the Underwriters.

         7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Elias, Matz, Tiernan & Herrick L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Trust and the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) The Company is a savings and loan holding company duly registered under HOLA;

                   (ii) The Bank has been duly organized and is validly
              existing as a federal savings bank under the laws of the United States of America, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statements and the Prospectus, and is a member of the Federal Home Loan Bank of New York;

                   (iii) The Company has an authorized capitalization as set
              forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of the Bank have been duly and validly authorized and issued and are fully paid, non-assessable and are directly or indirectly owned of record and, to such counsel's knowledge, beneficially by the Company, free and clear of all liens, encumbrances, equities or claims;

                   (iv) To the best of such counsel's knowledge and other
              than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, reasonably could be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                   (v) The Primary Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration

              Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                   (vi) The Registration Statements, as of their respective
              Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Trust and the Company prior to the Delivery Date (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                   (vii) The statements contained in the Prospectus under the captions "Regulation", "Taxation-Federal Taxation" and "Description of Capital Stock", insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof and the opinion of such counsel filed as
              Exhibit 8 to the Registration Statements is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them;

                   (viii) The statements made in the Prospectus under the
              captions "Description of Junior Subordinated Debentures", "The Trust", "Description of Capital Securities", "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements purport to constitute summaries of the terms of the Capital Securities, the Junior Subordinated Debentures and the Guarantee Agreement, constitute accurate summaries of the terms of the Capital Securities, Junior Subordinated Debentures and Guarantee Agreement;

                   (ix) The statements in the Prospectus under the caption
              "Certain United States Federal Income Tax Consequences" are accurate and fairly summarize the matters referred to therein;

                   (x) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations;

                   (xi) This Agreement has been duly authorized, executed and delivered by the Company;

                   (xii) The Declaration has been duly authorized, executed
              and delivered by the Company;

                   (xiii) The Indenture has been duly authorized, executed
              and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized, executed and delivered by the Company in accordance with the provisions of the Indenture and, assuming due authentication by the Trustee, when delivered to and paid for by the Trust as contemplated by this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                   (xiv) The Guarantee Agreement has been duly authorized,
              executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Guarantee Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                   (xv) The issue and sale of the Capital Securities being
              delivered on the Delivery Date by the Trust and the compliance by the Trust and the Company with all of the provisions of the Operative Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Capital Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Trust or the Company and the consummation of the transactions contemplated hereby and thereby;

                   (xvi) The savings accounts of depositors in the Bank are
              insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending, or to such counsel's knowledge, threatened; and

                   (xvii) To such counsel's knowledge, neither the Company
              nor any of its subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written agreement or similar supervisory or enforcement agreement or understanding with the OTS, the FDIC or any other government authority or agency responsible for the supervision, regulation or insurance of depository institutions or their holding companies.

         In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of Florida. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has, in its capacity as special counsel to the Company, participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Representatives at which the contents of the Registration Statements and the Prospectus have been discussed, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus, except for the statements made in the Prospectus under the captions "Regulation", "Taxation-Federal Taxation", "Description of Capital Stock", "Description of Junior Subordinated Debentures", "The Trust", "Description of Capital Securities", "Description of Guarantee" and "Relationship Among the Capital Securities, the Junior Subordinated Debentures and the Guarantee", insofar as such statements relate to the Capital Securities and concern legal matters.

         (e) John R. Erbey, Managing Director, General Counsel and Secretary of the Company, shall have furnished to the Representatives its written opinion addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) All of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are directly or indirectly owned of record and beneficially by the Company, free and clear of all liens, encumbrances, equities or claims;

                   (ii) Each of the Company's Significant Subsidiaries has
              been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; the Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a materially adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have all the power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                   (iii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, reasonably could be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

                   (iv) This Agreement has been duly authorized, executed and delivered by the Company;

                   (v) The Declaration has been duly authorized, executed and delivered by the Company;

                   (vi) The Indenture has been duly authorized, executed and
              delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized, executed and delivered by the Company in accordance with the provisions of the Indenture and, assuming due authentication by the Trustee, when delivered to and paid for by the Trust as contemplated by this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing);

                   (vii) The Guarantee Agreement has been duly authorized,
              executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Guarantee Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing); and

                   (viii) The issue and sale of the Capital Securities being
              delivered on the Delivery Date by the Trust and the compliance by the Trust and the Company with all of the provisions of the Operative Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which individually or in the aggregate would not have a material adverse effect on the operations, business or condition of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter (or other organizational document) or by-laws of the Company or any of its subsidiaries or any statute or any decree, judgment or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Capital Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Trust and the Company and the consummation of the transactions contemplated hereby and thereby.

         In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of Florida. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus.

              (f) Richards Layton & Finger shall have furnished to the Representatives its written opinion, as special counsel to the Trust and the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                   (ii) Under the Delaware Act and the Declaration, the Trust
              has the trust power and authority to own its property and conduct its business as set forth in the Declaration;

                   (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer and other similar laws relating to the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                   (iv) Under the Delaware Act and the Declaration, the Trust
              has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities;

                   (v) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                   (vi) The Capital Securities have been duly authorized by
              the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration. The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Declaration, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Capital Securities and the issuance of replacement certificates for Capital Securities, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

                   (vii) Under the Delaware Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive rights;

                   (viii) The issuance and sale by the Trust of the Capital Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder, and the performance by the Company, as sponsor, of its obligations under the Declaration
              (A) do not violate (i) any of the provisions of the certificate of trust of the Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware); and

                   (ix) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

              (g) With respect to the letter of Price Waterhouse LLP delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Trust and the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

              (h) The Company shall have furnished to the Representatives a certificate, dated the Delivery Date, of its Chairman of the Board, its President, a Managing Director or a Vice President and its chief financial officer stating that, to the best of his or her knowledge,

                   (i) the representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct as of the Delivery Date; each of the Company and the Trust has complied in all material respects with all its agreements contained herein; and the conditions set forth in Section 7(a) have been fulfilled;

                   (ii) (A)  neither the Company nor any of its subsidiaries
              has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statements; and

                   (iii) they have carefully examined the Registration
              Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

              (i)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
         (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Registration Statements, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Capital Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (j) Subsequent to the execution and delivery of this Agreement
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

              (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:(i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,(ii) a banking moratorium shall have been declared by Federal or state authorities,(iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Capital Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (l) The consummation of the Common Stock Offering (as defined in the Prospectus) shall have occurred.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         8.   Indemnification and Contribution.

         (a) The Trust and the Company shall, jointly and severally, indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Capital Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or
(B) in any blue sky application or other document prepared or executed by the Trust or the Company (or based upon any written information furnished by the Trust or the Company) specifically for the purpose of qualifying any or all of the Capital Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"),(ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Capital Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Trust shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgement by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or wilful misconduct), and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein and described in Section 8(e); and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Capital Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Trust and the Company with Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Trust or the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Trust and the Company, their officers and employees, each of their directors and each person, if any, who controls the Trust or the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust or the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or
(B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein and described in Section 8(e), and shall reimburse the Trust and the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Trust or the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 8 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Trust or the Company or any of the their directors, officers, employees or controlling persons.
No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Capital Securities or
(ii) if the
allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Capital Securities purchased under this Agreement (before deducting expenses) received by the Trust and the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Capital Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Capital Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Capital Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

         9.   Defaulting Underwriters.

         If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Capital Securities which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the liquidation amount of Capital Securities opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total liquidation amount of Capital Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Capital Securities on the Delivery Date if the total liquidation amount of Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total liquidation amount of Capital Securities to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the liquidation amount of Capital Securities which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Capital Securities to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Trust and the Company, except that the Trust and the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Capital Securities which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Trust or the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Capital Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Trust may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Sections 7(i), 7(j) or 7(k) shall have occurred or if the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement.

         11. Reimbursement of Underwriters' Expenses. If (a) the Trust shall fail to tender the Capital Securities for delivery to the Underwriters for any reason permitted under this Agreement, or (b) the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

              (b) if to the Trust or the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention:
         Secretary (Fax: 561-681-8177);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust and the Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Trust and the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Underwriter and the person or persons, if any, who control each Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Trust and the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Capital Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement,(a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                  Very truly yours,

                                  Ocwen Financial Corporation

                                  By
                                     -----------------------------------
                                     William C. Erbey
                                     Chairman, President and
                                     Chief Executive Officer

                                   Ocwen Capital Trust I

                                   By: Ocwen Financial Corporation, as Sponsor

                                   By
                                     -----------------------------------
                                     [             ]


Accepted:

Lehman Brothers Inc.
Friedman, Billings, Ramsey & Co., Inc.
Morgan Stanley & Co. Incorporated

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

    By Lehman Brothers Inc.

    By
      -----------------------------------
                Authorized Representative

                                      SCHEDULE 1


                                                        Liquidation amount of
    Underwriters                                          Capital Securities

    Lehman Brothers Inc.............................
    Friedman, Billings, Ramsey & Co., Inc...........
    Morgan Stanley & Co. Incorporated...............



                                                          -------------------
         Total....................................       $
                                                          -------------------
                                                          -------------------